                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939

                              --------------------


                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)

                              --------------------


                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

 Title of Class                                                Amount
 --------------                                                ------
12% Senior Subordinated Notes                                Maximum of
Due December 31, 2002                                        $66,138,406


                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                                    May 15, 1997

POST-EFFECTIVE AMENDMENT NO. 7 TO FORM T-3

Filed herewith as Exhibit T3E-11 is the Quarterly Financial Statements for the three month period ended March 31, 1997 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



  THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 7 TO FORM T-3 IS MAY 15, 1997.

Contents of Application for Qualification. This application for qualification comprises:

         (a)      One page, numbered 1.

  **     (b)      The Statement of Eligibility and Qualification of U.S. Trust
                  Company of Texas, N.A. as trustee under the New Notes
                  Indenture to be qualified.

         (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

  ** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

  **              EXHIBIT T3B - Amended and Restated By-laws of the Company.

  ** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as
                  Trustee.

  ** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as
                  Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as
                  Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  **              EXHIBIT T3C-4 - Amended Indenture dated as of January 26,
                  1996, between the Company and U.S. Trust Company of Texas,
                  N.A., as Trustee.

                  EXHIBIT T3D - Not Applicable.

  **              EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31,
                  2000.

  ** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31,
                  2000.

  ** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31,
                  2000 pursuant to the Supplement to Exchange Offer and Consent
                  Solicitation.

  ** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent
                  Solicitation.

  ** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31,
                  2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent
                  Solicitation.

  ** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated
                  Notes due December 31, 2000.

  ** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                  Debentures due December 31, 2000.

  **              EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers,
                  Commercial Banks, Trust Companies and Other Nominees.

  ** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

  ** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated
                  Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                  Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  **              EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers,
                  Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated
                  Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

  ** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated
                  Debentures due December 31, 2000 pursuant to the Third
                  Supplement to Exchange Offer and Consent Solicitation.

  **              EXHIBIT T3E-(k) - Form of letter to Broker, Dealers,
                  Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent
                  Solicitation.

  ** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange
                  Offer and Consent Solicitation.

  **              EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
                  Solicitation.

  **              EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and
                  Consent Solicitation.

  **              EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and
                  Consent Solicitation.

  **              EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

  **              EXHIBIT T3E-6 - 1995 Annual Report of the Company and
                  Safeguard Business Systems, Inc.

  ** EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

  ** EXHIBIT T3E-8 - Quarterly Financial Statements for the three and six month periods ended June 30, 1996.

*     Filed herewith.
**    Filed previously.

  ** EXHIBIT T3E-9 - Quarterly Financial Statements for the three and nine month periods ended September 30, 1996.

  **              EXHIBIT T3E-10 - 1996 Annual Report of the Company and
                  Safeguard Business Systems, Inc.

  * EXHIBIT T3E-11 - Quarterly Financial Statements for the three month period ended March 31, 1997.

  ** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).

*     Filed herewith.
**    Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Washington, Pennsylvania on the 15th day of May, 1997.

(SEAL)


                                   SAN JACINTO HOLDINGS INC.



Attest:                           By:  /s/ Elvis L. Mason
                                      -----------------------------------------
                                  Name: Elvis L. Mason
                                  Title: President and Chief Executive Officer

 /s/ James R. Braun
---------------------------------
Name: James R. Braun
Title: Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.             EXHIBIT                                                      PAGE
-----------             -------                                                      ----
**  EXHIBIT T3A         Certificate of Incorporation, with all amendments
                        thereto, of the Company ...................................


**  EXHIBIT T3B         Amended and Restated By-laws of the Company ...............


**  EXHIBIT T3C-1       Indenture dated as of ___________, 1995, between the
                        Company and U.S. Trust Company of Texas, N.A., as
                        Trustee ...................................................


**  EXHIBIT T3C-2       Indenture dated as of ___________, 1995, between the
                        Company and U.S. Trust Company of Texas, N.A., as
                        Trustee pursuant to the Supplement to Exchange Offer and
                        Consent Solicitation ......................................


**  EXHIBIT T3C-3       Indenture dated as of _________, 1996, between the
                        Company and U.S. Trust Company of Texas, N.A., as
                        Trustee pursuant to the Third Supplement to Exchange
                        Offer and Consent Solicitation ............................


**  EXHIBIT T3C-4       Amended Indenture dated as of January 26, 1996, between
                        the Company and U.S. Trust Company of Texas, N.A., as
                        Trustee ...................................................


    EXHIBIT T3D         Not Applicable ............................................


**  EXHIBIT T3E-1       Exchange Offer and Consent Solicitation ...................


**  EXHIBIT T3E-2(a)    Form of Letter of Transmittal to holders of the
                        Company's 8% Senior Subordinated Notes due December 31,
                        2000 ......................................................


**  EXHIBIT T3E-2(b)    Form of Letter of Transmittal to holders of the
                        Company's 8% Subordinated Debentures due December 31,
                        2000 ......................................................


**  EXHIBIT T3E-2(c)    Form of Letter of Transmittal to holders of the
                        company's 8% Senior Subordinated Notes due December 31,
                        2000 pursuant to the Supplement to Exchange Offer and
                        Consent Solicitation ......................................


**  EXHIBIT T3E-2(d)    Form of Letter of Transmittal to holders of the
                        Company's 8% Subordinated Debentures due December 31,
                        2000 pursuant to the Supplement to Exchange Offer and
                        Consent Solicitation .....................................


**  EXHIBIT T3E-2(e)    Form of Letter of Transmittal to holders of the
                        Company's 8% Senior Subordinated Notes due December 31,
                        2000 pursuant to the Third Supplement to Exchange Offer
                        and Consent Solicitation .................................

*     Filed herewith.
**    Filed previously.

**  EXHIBIT T3E-2(f)    Form of Letter of Transmittal to holders of the
                        Company's 8% Senior Subordinated Debentures due December
                        31, 2000 pursuant to the Third Supplement to Exchange
                        Offer and Consent Solicitation.................................


**  EXHIBIT T3E-3(a)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Senior Subordinated Notes
                        due December 31, 2000 .........................................


**  EXHIBIT T3E-3(b)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Subordinated Debentures due
                        December 31, 2000 .............................................


**  EXHIBIT T3E-3(c)    Form of letter to Brokers, Dealers, Commercial Banks,
                        Trust Companies and Other Nominees ............................


**  EXHIBIT T3E-3(d)    Form of letter to be sent by Brokers, Dealers,
                        Commercial Banks, Trust Companies and Other Nominees to
                        their clients .................................................


**  EXHIBIT T3E-3(e)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Senior Subordinated Notes
                        due December 31, 2000 pursuant to the Supplement to
                        Exchange Offer and Consent Solicitation .......................


**  EXHIBIT T3E-3(f)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Subordinated Debentures due
                        December 31, 2000 pursuant to the Supplement to Exchange
                        Offer and Consent Solicitation ................................


**  EXHIBIT T3E-3(g)    Form of letter to Brokers, Dealers, Commercial Banks,
                        Trust Companies and Other Nominees pursuant to the
                        Supplement to Exchange Offer and Consent Solicitation .........


**  EXHIBIT T3E-3(h)    Form of letter to be sent by Brokers, Dealers,
                        Commercial Banks, Trust Companies and Other Nominees to
                        their clients pursuant to the Supplement to Exchange
                        Offer and Consent Solicitation ................................


**  EXHIBIT T3E-3(i)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Senior Subordinated Notes
                        due December 31, 2000 pursuant to the Third Supplement
                        to Exchange Offer and Consent Solicitation ....................


**  EXHIBIT T3E-3(j)    Form of Notice of Guaranteed Delivery to be provided to
                        holders of the Company's 8% Subordinated Debentures due
                        December 31, 2000 pursuant to the Third Supplement to
                        Exchange Offer and Consent Solicitation .......................

*     Filed herewith.
**    Filed previously.

**  EXHIBIT T3E-3(k)    Form of letter to Broker, Dealers, Commercial Banks,
                        Trust Companies and Other Nominees pursuant to the Third
                        Supplement to Exchange Offer and Consent Solicitation .........


**  EXHIBIT T3E-3(l)    Form of letter to be sent by Brokers, Dealers,
                        Commercial Banks, Trust Companies and Other Nominees to
                        their clients pursuant to the Third Supplement to
                        Exchange Offer and Consent Solicitation .......................


**  EXHIBIT T3E-4(a)    Supplement to Exchange Offer and Consent Solicitation .........


**  EXHIBIT T3E-4(b)    Second Supplement to Exchange Offer and Consent
                        Solicitation ..................................................


**  EXHIBIT T3E-4(c)    Third Supplement to Exchange Offer and Consent
                        Solicitation ..................................................


**  EXHIBIT T3E-5       Notice of Extension of Expiration Date.........................


**  EXHIBIT T3E-6       1995 Annual Report of the Company and Safeguard Business
                        Systems, Inc. .................................................

**  EXHIBIT T3E-7       Quarterly Financial Statements for the three month
                        period ended March 31, 1996 ...................................


**  EXHIBIT T3E-8       Quarterly Financial Statements for the three and six
                        month periods ended June 30, 1996 .............................

**  EXHIBIT T3E-9       Quarterly Financial Statements for the three and nine
                        month periods ended September 30, 1996 ........................


**  EXHIBIT T3E-10      1996 Annual Report of the Company and Safeguard Business
                        Systems, Inc. .................................................

 *  EXHIBIT T3E-11      Quarterly Financial Statements for the three month
                        period ended March 31, 1997 ...................................

*     Filed herewith.
**    Filed previously.

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